UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2008

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c)

In a press release dated March 6, 2008, American Community Bancshares, Inc., Charlotte, North Carolina (the “Registrant”), announced Mark DeMarcus, 43, had been appointed to serve as the Chief Banking Officer of American Community Bank, Monroe, North Carolina, the Registrant’s wholly owned subsidiary, and had joined the bank’s executive management team. Mr. DeMarcus was appointed to serve as the bank’s Chief Banking Officer on March 4, 2008.

For the past twenty years, Mr. DeMarcus was employed with Wachovia Corporation, most recently serving as Senior Vice President and Retail Banking Executive for North Carolina, South Carolina and Virginia.

American Community Bank has agreed to pay Mr. DeMarcus an annual salary of $175,000 along with other benefits generally provided by the bank to its employees. The bank has also agreed to provide Mr. DeMarcus a change in control agreement. That agreement has not been finalized at the time of this filing.

Mr. DeMarcus is not related to any director or executive officer of the Registrant or its wholly owned subsidiary, and Mr. DeMarcus has not entered into any transaction with the Registrant or its wholly owned subsidiary in an amount exceeding $120,000, and there is no such transaction currently proposed.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 6, 2008 (officer appointment)

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton
President and CEO

Dated: March 10, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 6, 2008 (officer appointment)